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                                                       Registration No. 33-25747

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Tax Exempt Proceeds Fund, Inc.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                        Tax Exempt Proceeds Fund, Inc.

                                 (the "Fund")

                               600 Fifth Avenue
                           New York, New York 10020

August 25, 2000

Dear Shareholder:

  As we announced to you in July, our parent company has entered into an agreement to be acquired by CDC Asset Management, a leading French financial institution, as more fully described in the enclosed proxy statement. As a result, we are soliciting your vote for approval of certain items as described in the enclosed proxy statement. Reading this letter completely may make your review of the proxy statement easier. We ask that you review the proxy statement and vote your shares promptly. You can vote by returning the enclosed card or following the instructions located on your proxy card to vote via the Internet or touch-tone phone.

Q. What are the Proposals about?

  Three proposals are described in the enclosed proxy statement. At the front of the proxy statement is a table that indicates which proposals are relevant to your Fund.

  The first proposal relates to the advisory agreement for the Fund. The laws governing mutual funds generally require that when an investment adviser undergoes a change in ownership, the advisory agreement with the fund will terminate. In order for the Fund to continue with Reich & Tang Asset Management L.P. as the investment adviser, shareholders must approve the new form of agreement. The proposed new agreement is substantially the same as the current agreement. Fees will not change and no changes are planned to the portfolio managers of your Fund.

Q. How will the CDC transaction affect the Fund?

  The transaction will not affect the daily operations of the Fund or the investment management activities of Reich & Tang Asset Management L.P. Reich & Tang Asset Management L.P. and the Fund will continue to operate autonomously, but will be part of a larger organization with the resources of CDC Asset Management. We will continue to work to meet your expectations for consistent, competitive performance and high quality customer service. The Fund's investment objectives, strategies and portfolio managers are not expected to change as a result of the transaction.
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Remember--Your Vote Counts!

  Your vote is extremely important, even if you only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which can be time consuming and may delay the meeting. You may receive a reminder call to return your proxy from D.F. King & Company, a proxy solicitation firm.

  Now you can use the Internet or your telephone, if you want to vote electronically. Please see your proxy card for more information and the instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote you may do so using the proxy card, telephone or Internet.

  Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative. Or, if your questions relate specifically to the proxy matters, please call our service center representatives toll-free at 1-800-221-3079.

Sincerely,

Steven W. Duff
President

                          Preliminary Proxy Materials

                        Tax Exempt Proceeds Fund, Inc.
                                 (the "Fund")
                               600 Fifth Avenue
                           New York, New York 10020
                                (212) 830-5220

                   Notice of Special Meeting of Shareholders
                               October 10, 2000

  A Special Meeting of the shareholders of the Fund will be held at 9:40 a.m. at the offices of the Fund, 600 Fifth Avenue, New York, New York for these purposes:

    1. To approve a new Investment Management Contract with Reich & Tang Asset Management L.P. for the Fund.

    2. To ratify the selection of Deloitte & Touche LLP as independent accountants of the Fund for its fiscal year ending June 30, 2001.

    3. To elect four directors of the Fund, each to hold office until his or her successor is duly elected and qualified.

    4. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

  Shareholders of record at the close of business on August 15, 2000 are entitled to notice of and to vote at the meeting and any adjourned session.

                                             By order of the Board of
                                               Directors

                                             Bernadette N. Finn
                                             Secretary of the Fund

August 25, 2000

 Please respond. Your vote is important. Please complete, sign, date and return the enclosed proxy card, whether or not you plan to attend the meeting.
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                                PROXY STATEMENT

                        Tax Exempt Proceeds Fund, Inc.
                                 (the "Fund")

                               600 Fifth Avenue
                           New York, New York 10020
                                (212) 830-5220

  The Directors of Tax Exempt Proceeds Fund, Inc. are soliciting proxies from the shareholders of the Fund in connection with a Special Meeting of Shareholders of the Fund (the "Meeting"). The Meeting has been called to be held on October 10, 2000 at 9:40 a.m. at the offices of the Fund, 600 Fifth Avenue, New York, New York. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders of record on August 15, 2000 (the "Record Date") beginning on or about August 25, 2000.

  The only items of business that the Directors expect will come before the Meeting are (i) approval of a new Investment Management Contract for the Fund (the Fund's "New Investment Management Contract") with Reich & Tang Asset Management L.P. (the "Manager"), (ii) the election of directors and (iii) ratification of Deloitte & Touche LLP as independent accountants for the Fund for its fiscal year ending June 30, 2001. As explained below, the proposed New Investment Management Contract for the Fund is identical (except for its date) to the Investment Management Contract currently in effect for the Fund (the Fund's "Current Investment Management Contract").

PROPOSAL 1 APPROVAL OF NEW INVESTMENT MANAGEMENT CONTRACT

  The reason the Directors are proposing the New Investment Management Contract for the Fund is that the Current Investment Management Contract will terminate when the Manager's parent company, Nvest Companies, L.P. ("Nvest"), is acquired by a new parent company, CDC Asset Management ("CDC AM"). (A federal law, the Investment Company Act of 1940, as amended (the "Investment Company Act"), provides generally that the investment management contracts of mutual funds automatically terminate when the investment adviser or its parent company undergo a significant change of ownership.) The Directors have carefully considered the matter, and have concluded that it is appropriate to enter into the New Investment Management Contract for the Fund, so that the Manager can continue to manage the Fund on the same terms as are now in effect, following the acquisition of Nvest by CDC AM.

  The acquisition of Nvest by CDC AM will occur only if various conditions are satisfied (or waived by the parties, if permitted by law). These conditions

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include, among others, certain government approvals of the acquisition and approval of the acquisition by vote of the unitholders of Nvest and Nvest, L.P. ("Nvest, L.P."), Nvest's advising general partner. Nvest currently expects that the acquisition will occur during the fourth calendar quarter of 2000, but the acquisition could be delayed. If the acquisition does not occur, the New Investment Management Contract would not be needed because the automatic termination of the Current Investment Management Contract would not occur.

  Under the Investment Company Act, the Fund cannot enter into a New Investment Management Contract unless the shareholders of the Fund vote to approve the New Investment Management Contract. The Meeting is being held to seek shareholder approval of the New Investment Management Contract. No change in advisory fee rate is being proposed.

  Each share is entitled to cast one vote, and functional shares are entitled to a proportionate fractional vote.

  The Directors recommend that the shareholders of the Fund vote to approve the New Investment Management Contract for the Fund.

 Description of the New Investment Management Contract

  The New Investment Management Contract for the Fund is identical to the Current Investment Management Contract for the Fund, except that the date of each New Investment Management Contract will be the date that CDC AM acquires Nvest. Appendix A to this Proxy Statement sets forth information about the Current Investment Management Contract, including the date of the Current Investment Management Contract and the advisory fee rates under both the New Investment Management Contract and the Current Investment Management Contract. Appendix B to this Proxy Statement contains the form of the Investment Management Contract. The Current Investment Management Contract and the New Investment Management Contract match the form in Appendix B except for the date of the Agreements. The next several paragraphs briefly summarize some important provisions of the New Investment Management Contract, but for a complete understanding of the Agreements you should read Appendixes A and B.

  The New Investment Management Contract essentially provides that the Manager, under the Directors' supervision, will manage the Fund's portfolio of securities and make decisions with respect to the purchase and sale of investments, subject to the general control of the Directors.

  The New Investment Management Contract provides that it will continue in effect for an initial period of two years (beginning on the date CDC AM acquires

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Nvest). After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Directors or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Directors who are not "interested persons," as that term is defined in the Investment Company Act, of the Fund or the Manager (these Directors who are not "interested persons" are referred to below as the "Independent Directors").

  The New Investment Management Contract may be terminated without penalty by vote of the Directors or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Manager, or by the Manager upon sixty days' written notice to the Fund, and terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occur (such as the acquisition of Nvest by CDC AM).

  The New Investment Management Contract provides that the Manager will not be liable to the Fund or its shareholders, except for liability arising from the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

  Distribution and Service Plan. Pursuant to Rule 12b-1 under the Investment Company Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement with Reich & Tang Distributors, Inc. (the "Distributor") as distributor of the Fund's shares. Because the acquisition of Nvest by CDC AM will be considered to result in the assignment of the Fund's Distribution Agreement with the Distributor, causing the agreement to terminate upon the acquisition, the Board of the Fund approved a new Distribution Agreement with Reich & Tang Distributors, Inc. for the Fund to take effect if a New Investment Management Agreement is approved by shareholders of the Fund and upon consummation of the acquisition. The new agreement would replace the current agreement with the Distributor and would be identical to that agreement, except for the dates of execution and effectiveness. This new agreement does not require the approval of the Fund's shareholders.

Basis for the Directors' Recommendation

  [The Directors determined, at a meeting held on July 3, 2000, to recommend that the Fund's shareholders vote to approve the New Investment Management Contract for the Fund.]


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  In coming to this recommendation, the Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Fund's investment management contract as in effect from year to year. The Directors considered information about, among other things:

  . the Manager and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

  . the terms of the investment management contract (in this case, the New Investment Management Contract);

  . the scope and quality of the services that the Manager has been providing to the Fund;

  . the investment performance of the Fund and of similar funds managed by other advisers;

  . the management fee rates payable to the Manager by the Fund and by other funds and client accounts managed by the Manager, and payable by similar funds managed by other advisers (Appendix C to this Proxy Statement contains information comparing the Fund's management fee schedule to the fee schedule for other funds managed by the Manager that have investment objectives similar to the Fund's);

  . the total expense ratios of the Fund and of similar funds managed by other advisers;

  . the Manager's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to the Manager (see "Certain Brokerage Matters" below for more information about these matters); and

  . compensation payable by the Fund to affiliates of the Manager for other services.

  In addition to reviewing these kinds of information, which the Directors regularly consider on an annual or more frequent basis, the Directors gave particular consideration to matters relating to the possible effects on the Manager and the Fund of the acquisition of Nvest by CDC AM. Among other things, the Directors considered:

  . the stated intention of Nvest and CDC AM that the Manager will continue to have a high degree of managerial autonomy from its parent organizations and from other subsidiaries of Nvest;

                                       4
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  .   the stated intention of Nvest, CDC AM and the Manager that the acquisition not change the investment approach or process used by the Manager in managing the Fund;

  . representations of senior executives of the Manager and the portfolio managers of the Fund that they have no intention of terminating their employment with the Manager as a result of CDC AM's acquisition of Nvest, and representations of the Manager, Nvest and CDC AM that they have no intention of terminating the employment of these executives or portfolio managers as a result of the acquisition;

  . certain actions taken by CDC AM, Nvest and the Manager to help retain and incent key personnel of Nvest and the Manager;

  . assurances from the Manager that it has no plans, as a result of or in connection with CDC AM's acquisition of Nvest, to change or discontinue existing arrangements under which it waives fees or bears expenses of the Fund;

  . the general reputation and the financial resources of CDC AM and its parent organizations; and

  . the fact that affiliates of the Manager who currently provide transfer agency and distribution services to the Fund are willing to continue to do so following the acquisition, and that the compensation rates payable by the Fund for these services are not expected to change as a result of the acquisition.

  In addition, the Directors considered that the agreement relating to the acquisition of Nvest by CDC AM provides that CDC AM and its immediate parent company will (subject to certain qualifications) use their reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act.
Section 15(f) provides that a mutual fund investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (such as CDC AM's acquisition of the Manager's parent, Nvest) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. (No changes in the current composition of the Directors are required to satisfy this condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the

                                       5
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investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

  After carefully considering the information summarized above, the Directors, including the Independent Directors, unanimously voted to approve the New Investment Management Contract for the Fund and to recommend that the Fund's shareholders vote to approve the New Investment Management Contract for the Fund.

 Information About the Ownership of the Manager and the CDC AM/Nvest
Transaction

  The Manager is a limited partnership which has one general partner, Reich & Tang Asset Management, Inc. (the "Manager General Partner"). Mr. Steven W. Duff's principal occupation is principal executive officer of the Manager's Mutual Funds Division. The address of the Manager, the Manager General Partner and Mr. Duff is 600 Fifth Avenue, New York, New York 10020. The Manager also advises pension trusts, profit-sharing trusts and endowments. The Manager General Partner is a direct wholly-owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"), which in turn is a direct wholly-owned subsidiary of Nvest. Nvest's managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of MetLife New England Holdings, Inc. MetLife New England Holdings, Inc. is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). Nvest Corporation is also the sole general partner of Nvest, L.P. Nvest, L.P., Nvest's advising general partner, is a publicly traded company listed on the New York Stock Exchange. In addition to owning Nvest Corporation, MetLife owns, directly or indirectly, approximately a 48% limited partnership interest in Nvest. Nvest, L.P. owns approximately 15% of Nvest. (These percentages, which are as of June 30, 2000, do not reflect the vesting and exercise, described below, of various options held by personnel of Nvest and of its affiliates, including the Manager, to acquire limited partnership units of Nvest, L.P.) If the proposed acquisition is completed, Nvest Corporation will cease to be the managing general partner of Nvest and the general partner of Nvest, L.P., and MetLife will cease to own any partnership interest in Nvest. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company listed on the New York Stock Exchange. The address of Nvest, Nvest Corporation, Nvest Holdings and Nvest, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc., MetLife and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

  On June 16, 2000, Nvest and CDC AM announced that they and certain of their respective affiliated companies had entered into an Agreement and Plan of

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Merger (the "Merger Agreement"). Under the Merger Agreement, CDC AM would acquire all of the outstanding units of partnership interest in both Nvest and Nvest, L.P., at a price of $40 per unit. This price is subject to reduction (but not below $34 per unit) based in part on a formula that takes into account the investment advisory fees payable to the Manager and other Nvest affiliates by their mutual fund and other investment advisory clients that have consented to the transaction. Under this formula, the price per unit that CDC AM will pay to acquire Nvest, including the price it will pay to those Fund directors and officers who hold or have been granted options to acquire units (see below), could be reduced if the Fund's shareholders do not approve the New Investment Management Contract. Assuming a transaction price of $40 per unit, and the number of units and options outstanding as of June 30, 2000, the aggregate price payable by CDC AM to acquire all of the units of Nvest will be approximately $1.5 billion, and the aggregate price payable by CDC AM to acquire all of the units of Nvest, L.P. (including payments with respect to units subject to options) will be approximately $375 million.

  The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Manager and other Nvest affiliates (including mutual fund clients) whose advisory fees represent a specified percentage of the total advisory fee revenues of the Nvest organization. Because of this condition, approval or disapproval by the Fund's shareholders of a New Investment Management Contract, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. As described below, certain directors and officers of the Fund will receive certain material payments or benefits if the transaction occurs. The transaction will result in the automatic termination of the Current Investment Management Contracts. If for some reason the transaction does not occur, the automatic termination of the Current Investment Management Contract will not occur, and the New Investment Management Contract will not be entered into, even if it has been approved by the Fund's shareholders.

  As a result of the acquisition, Nvest and Nvest, L.P. would become indirect wholly-owned subsidiaries of CDC AM, which in turn is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered

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address of CDC Finance is 56 rue de Lille, 75007 Paris, France. The registered address of CDC is 56 rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue
Masseran, 75007 Paris, France. Following the acquisition, it is expected that Nvest will be renamed CDC Asset Management-North America.

  Various personnel of Nvest and of its affiliates, including the Manager, have previously been granted options to purchase limited partnership units of Nvest, L.P. ("Nvest L.P. Units"). The Merger Agreement provides that these options will vest and become fully exercisable immediately before CDC AM's acquisition of Nvest and Nvest, L.P., even though some of these options would not otherwise have vested or been exercisable at that time. Each option will be converted into the right to receive cash from Nvest in an amount equal to the difference between the option's exercise price and the transaction price of $40 per unit (subject to reduction, but not below $34 per unit, as explained above).

 Certain Relationships and Interests of Fund Directors and Officers

  Steven W. Duff, the President and Chief Executive Officer of the Fund, and the following persons who are officers of the Fund are also officers or employees of the Manager or directors of the Manager General Partner: Richard De Sanctis, Molly Flewharty, Bernadette N. Finn and Roseanne Holtzer (collectively, the "Manager Affiliates"). Some of the Manager Affiliates, including Mr. Duff, own partnership units in Nvest or Nvest, L.P. or have the right to acquire partnership units under options and, upon completion of CDC AM's acquisition of Nvest, will receive the consideration provided in the Merger Agreement for the partnership units they own or have the right to acquire under options. Depending on the number of units a Manager Affiliate owns or has the right to acquire, the amount of consideration he or she receives could be substantial. Also, in connection with CDC AM's acquisition of Nvest, CDC AM will establish a retention program under which certain Manager Affiliates, including Mr. Duff, may receive cash retention awards payable over one to three years. To receive these awards, which are in addition to regular salary and bonus payments and in some cases may be substantial in amount, an eligible Manager Affiliate must remain employed by the Manager and must agree to refrain from competing with the Manager and soliciting clients of the Manager.

 Certain Brokerage Matters

  In their consideration of the New Investment Management Contract, the Directors took account of the Manager's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to

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the Manager. The Manager has informed the Directors that it does not expect to change these practices as a result of CDC AM's acquisition of Nvest. The following is a summary of these practices:

  The Fund's purchases and sales of portfolio securities are usually principal transactions. Portfolio securities are generally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases participation certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

  No portfolio transactions are executed with the Manager, or its affiliates acting as principal.

  The frequency of transactions and their allocation to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

  Investment decisions for the Fund are made independently from those for any other accounts or investment companies that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchasers or sellers.

PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Directors recommend that the shareholders ratify the selection of Deloitte & Touche LLP, independent public accountants, to audit the accounts of the Fund for the fiscal year ending June 30, 2001. Deloitte & Touche LLP performed the audit for the Fund's fiscal years ended June 30, 1999 and June 30, 2000. The accounting firm of McGradrey & Pullen LLP had audited the Fund's accounts for the fiscal year ended June 30, 1998. In 1999, McGladrey & Pullen LLP resigned as the Fund's independent accountants because its Investment Company Group had joined PricewaterhouseCoopers LLP. At that time, Deloitte & Touche LLP was recommended to the Board by the Audit Committee and appointed as independent accountants by the Board of Directors. From inception to fiscal year ended June 30, 1997, Coopers & Lybrand L.L.P. were the auditors for the Fund. Deloitte & Touche LLP does not have any direct financial interest or any material indirect financial interest in the Fund.

  A representative of Deloitte & Touche LLP is not expected to be present at the shareholders' meeting. If the shareholders do not ratify the Directors' recommendation, the Directors will submit another proposal to the shareholders with a recommendation for independent public accountants.

PROPOSAL 3 ELECTION OF DIRECTORS

  At the meeting four directors are to be elected, each to hold office until his successor has been elected and has qualified. Ms. Chertow and Messrs. Richmond and Klocko were elected to the Board and the Audit and Nominating
Committees and have served as such since [  ]. [Ms.     is being nominated as
a director]. All such persons have consented to be named in this Proxy Statement and to serve as directors of the Fund if elected. The Board of Directors, which met four times during the Fund's fiscal year ended June 30, 2000, has no compensation committee. Each director attended at least 75% of the board meetings held. The Corporation has an Audit Committee of the Board
of Directors, comprised of [   ] who are not "interested persons" of the
Corporation within the meaning of Section 2(a)(19) of the 1940 Act. The Audit Committee meets annually to review the Fund's financial statements with the independent accountants and to report on its findings to the Board of Directors. In addition, pursuant to a Distribution and Service Plan adopted by the Fund in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940, the Fund has a Nominating Committee of the Board of
Directors comprised of [   ], to whose discretion the selection and nomination
of directors who are not "interested persons" of the Fund is committed. [The Nominating Committee met [once] with regard to the fiscal year ended June 30, 2000 regarding the nomination of
    .] The Nominating Committee currently does not consider nominees recommended by shareholders. The election of each director requires the approval of a majority present at the meeting in person or by proxy.

  The following is a list of the members of the Board of Directors, any other positions each may now hold with the Fund, the principal occupation of each Director during the past five years and the nature, amount and percentage of shares held by each in the Fund.

                                                Amount and
                                                Nature of
                                                Beneficial
                        Principal Occupation    Ownership
                        During Preceding Five    at - /-    % of
     Name and Age               Years               /00    Shares
     ------------     ------------------------  ---------- ------
 Marian R. Chertow 44 Director of the Fund, is
                      Director, Industrial
                      Governmental Management
                      Program, School of
                      Forestry and
                      Environmental Studies at
                      Yale University since
                      July 1991.

 John C. Richmond 75  Director of the Fund,
                      was Deputy Treasurer--
                      Debt Management for the
                      State of Connecticut
                      from March 1975 until
                      his retirement in June
                      1987.

 Glenn S. Klocko 44   Director of the Fund,
                      Comptroller, City of
                      Bristol, Connecticut
                      Director since May 1998.
                      Formerly Director of
                      Finance, Town of Avon,
                      Connecticut from May
                      1988 to May 1998. Mr.
                      Klocko was Deputy
                      Controller, Town of
                      Wallingford, Connecticut
                      from 1985 to 1988.

 [To be provided]     [To be provided]

  The address of each director and officer of the Corporation is 600 Fifth Avenue, New York, New York 10020.

  The officers of the Corporation are:

  Steven W. Duff, 46--President and Chief Executive Officer of the Fund, has been President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration at NationsBank which he was associated with from June 1981 to August 1994. Mr. Duff is also President and a Director/Trustee of 14 other funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., President of Back Bay Funds, Inc and Executive Vice President of Delafield Fund, Inc.

  Molly Flewharty, 49--Vice President of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Flewharty was formerly Vice President of Reich & Tang, Inc. which she was associated with from December 1977 to September 1993. Ms. Flewharty is also Vice President of 18 other funds in the Reich & Tang Fund Complex.

  Bernardette N. Finn, 52--Secretary of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Finn was formerly Vice President and Assistant Secretary of Reich & Tang, Inc. which she was associated with from September 1970 to September 1993. Ms. Finn is also Secretary of 13 other funds in the Reich & Tang Fund Complex, and a Vice President and Secretary of 4 funds in the Reich & Tang Fund Complex.

  Richard De Sanctis, 43--Treasurer of the Fund, has been Assistant Treasurer of NEIC, since September 1993. Mr. De Sanctis was formerly Controller of Reich & Tang, Inc., from January 1991 to September 1993 and Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. Mr. De Sanctis is also Treasurer of 16 other funds in the Reich & Tang Fund Complex and is Vice President and Treasurer of Cortland Trust, Inc.

  Rosanne Holtzer, 35--Assistant Treasurer of the Fund, has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she was associated with from June 1986. Ms. Holtzer is also Assistant Treasurer of 17 other funds in the Reich & Tang Fund Complex.

  The Fund/1/ paid an aggregate remuneration of $7,500 to its directors and to certain employees of the Manager with respect to its fiscal year ended June 30, 2000, consisting of $7,500 in aggregate directors' fees to the three disinterested directors, and salaries and benefits aggregating $0 paid to certain employees of the Manager pursuant to the terms of the Investment Management Contract.
-----------
/1/  The Directors are paid by the Manager from its Management Fee.

                                                                            Total
                                                                         Compensation
                                          Pension or                      From Fund
                                          Retirement                       and Fund
                           Aggregate   Benefits Accrued Estimated Annual Complex Paid
                          Compensation As Part of Fund   Benefits Upon        to
Name of Person, Position   From Fund       Expenses        Retirement     Directors*
------------------------  ------------ ---------------- ---------------- ------------
Marian R. Chertow,......     $2,875            0                0           $2,875
  Director                                                                 (1 Fund)

John C. Richmond,.......     $2,875            0                0           $2,875
  Director                                                                 (1 Fund)

Glenn S. Klocko,........     $    0            0                0               $0
  Director                                                                 (1 Fund)

-----------
* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending June 30, 2000. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund because, among other things, they have a common investment adviser.

 Other Information

  Principal Distributor's Address. The address of the Funds' principal distributor, Reich & Tang Distributors, Inc., is 600 Fifth Avenue, New York, New York, 10020.

  Fund Annual Report. The Fund has previously sent its Annual Report to its shareholders. You can obtain a copy of this Report without charge by writing to the Fund at 600 Fifth Avenue, New York, New York 10020 or by calling 1-800-221-3079.

  Certain Purchases and Sales of Securities of Nvest, Nvest, L.P. and MetLife, Inc. No Board Member had any purchases or sales of any securities of the Manager, Nvest or MetLife, Inc. since the beginning of the Fund's most recently completed fiscal year, except purchases or sales that represented one percent or less of the outstanding securities of any class of those companies.

  Outstanding Shares and Significant Shareholders. Appendix D to this Proxy Statement lists for the Fund the total number of shares outstanding as of July 31, 2000 for each class of the Fund's shares entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of the Fund, and contains information about the shareholdings in the Fund of the Directors and the executive officers of the Fund. Only shareholders of record at the close of business on August 15, 2000 are entitled to vote at the Meeting.

  Certain Fund Officers and Directors. The following persons who are Directors or officers of the Fund are also officers or employees of the Manager or directors of the Manager General Partner: Richard De Sanctis, Steven W. Duff, Molly Flewharty, Bernadette N. Finn and Roseanne Holtzer.

 Information About Proxies and the Conduct of the Meeting

  Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund or by employees or agents of the Manager or of Nvest and its affiliated companies. In addition, D. F. King & Co., Inc. has been engaged to
assist in the solicitation of proxies, at an estimated cost of $    [Nvest to
provide estimated cost of proxy solicitation firm(s)].

  Costs of Solicitation. All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by the Manager, Nvest or CDC AM. None of these costs will be borne by the Fund.

  Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the proposals. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

  Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the "Tellers"). One-third of the shares of the Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

  Required Vote. The vote required to approve the New Investment Management Contract is the lesser of (1) 67% of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the record date. If the required vote is not obtained for the Fund, the Directors will consider what other actions to take in the best interests of the Fund. The vote required to elect the directors and the vote required to ratify the selection of Deloitte & Touche LLP as independent accountants is a majority of the shares of the Fund present at the Meeting in person or by proxy.

  Adjournments; Other Business. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval.

  The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is (i) the approval of the New Investment Management Contract, (ii) the election of directors and (iii) the ratification of Deloitte & Touche LLP as independent accountants for the Fund for its fiscal year ending June 30, 2001. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

  Shareholder Proposals at Future Meetings. The Fund does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                                                      Appendix A

                                                Description
                                                 of Board
                                                  Member
                                                  Action       Date of Last
                                                 Regarding      Submission
                                                  Current        of Current
                                                Investment       Investment
                                                Management      Management
                                                 Contract       Contract for
                             Date of Current       Since        Shareholder
                               Investment      Beginning of     Approval and
               Advisory Fee    Management       Fund's Last     Reason  for
Name of Fund  Rate Schedule     Contract        Fiscal Year      Submission
------------  -------------- ---------------   -------------  ---------------
Tax Exempt    .40% of         August 30, 1996  Continuance      March 13, 1996*
Proceeds      average daily                    approved
Fund, Inc.    net assets up                    July 31, 2000
              to $250
              million, plus
              .35% of
              average daily
              net assets
              between $250
              and $500
              million and
              .30% per annum
              of the average
              daily net
              assets over
              $500 million

-----------
* In 1996, the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company was treated as a change of control of New England Investment Companies, L.P., the limited partner and owner of the 99.5% limited partnership interest in the Manager. Such a change of control resulted in the assignment and automatic termination of the investment management Contract. Therefore, shareholders were asked to approve new investment management Contract.

                                                                     Appendix B

                    FORM OF INVESTMENT MANAGEMENT CONTRACT

                        TAX EXEMPT PROCEEDS FUND, INC.
                                  the "Fund"

                              New York, New York

                                                                         , 2000

Reich & Tang Asset Management L.P.
600 Fifth Avenue
New York, New York 10022

Gentlemen:

  We herewith confirm our agreement with you as follows:

  1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

  2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the management and other services specified below.

    (b) Subject to the general control of our Board of Directors, you will make decisions with respect to all purchases and sales of our portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as our corporation itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

    (c) You will report to our Board of Directors at each meeting thereof all changes in our portfolio since your prior report, and will also keep us in touch with important developments affecting our portfolio and, on your own initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolio, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation and by the provisions of the Internal Revenue Code of 1986 and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement.

    (d) It is understood that you will from time to time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder. While this Agreement is in effect, you or persons affiliated with you, other than us ("your affiliates"), will provide persons satisfactory to our Board of Directors to be elected or appointed officers or employees of our corporation. These shall be a president, a secretary, a treasurer, and such additional officers and employees as may reasonably be necessary for the conduct of our business.

    (e) You or your affiliates will also provide persons, entirely at your expense, who may be our officers, to render accounting and related services, calculate net asset value and yield, prepare reports to and filings with regulatory authorities, and to perform such clerical, accounting and other office and shareholder services to us as we may from time to time request of you. Such personnel may be your employees or employees of your affiliates or of other organizations.

    (f) You or your affiliates will also furnish us without charge such additional administrative and management supervision and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You or your affiliates will also pay the expenses of promoting and advertising the sale of our shares and of printing and distributing the Fund's Prospectus to prospective investors. To the extent that you or your affiliates may make payments to securities dealers and other third parties who engage in the sale of our shares or who render shareholder support services, and that such payments may be deemed indirect financing of an activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act (the "Rule"), then such payments by you shall be deemed to be authorized under the Fund's Distribution Plan adopted pursuant to the Rule. You will, in your sole discretion, determine the amount of such payments and may from time to time in your sole discretion increase or decrease the amount of such payments; provided, however, that no such payment will increase the amount the Fund is required to pay you under this Agreement or any agreement. Any payments made by you for the purpose of distributing shares of the Fund are subject to compliance with the terms of written agreements in a form satisfactory to the Fund's Board of Directors to be entered into by you and the participating organization.

  3. You agree to be responsible for, and hereby assume the obligation for payment of, or shall reimburse us for, all our expenses (except for the fees payable to you hereunder) including without limitation: (a) brokerage and commission expenses; (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us; (c) commitment fees and certain insurance premiums and membership fees and dues in investment company organizations; (d) interest charges on borrowings; (e) charges and expenses of our custodian; (f) charges and expenses relating to the issuance, redemption, transfer and dividend disbursing functions for us; (g) telecommunications expenses; (h) recurring and non-recurring legal and accounting expenses; (i) costs of organizing and maintaining our existence as a corporation; (j) compensation, including directors' fees, of any of our directors, officers or employees and costs of other personnel providing services to us, as provided in subparagraph 2(e) above; (k) costs of stockholders' services; (l) costs of stockholders' reports, proxy solicitations, and corporate meetings; (m) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying our shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of our shares and attendant upon renewals of, or amendment to, those registrations and qualifications; and (n) expenses of preparing, printing and delivering our prospectus to our existing shareholders and of printing shareholder application forms for shareholder accounts. In addition, while this Agreement is in effect, you will be responsible for any amount by which our annual operating expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale.

  4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

  5. In consideration of the foregoing we will pay you a fee at the annual rate of .40 of 1% per annum of our average daily net assets up to $250 million; .35 of 1% per annum of our average daily net assets between $250 million and $500 million and .30 of 1% per annum of our average daily net assets over $500 million. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing.

  6. This Agreement will become effective on the date hereof and shall remain in effect until the first meeting of our shareholders, annual or special, held after such date, and, if approved by the vote of a majority of our outstanding voting securities, as defined in the 1940 Act, at such meeting, shall continue
in effect until      and thereafter for successive twelve-month periods
(computed from each    ), provided that such continuation is specifically
approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous Agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act, or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

  7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing laws and in applicable rules or regulations of the Securities and Exchange Commission.

  8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees or the officers and directors of Reich & Tang Asset Management, Inc., your general partner, who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                      Very truly yours,

                                      TAX EXEMPT PROCEEDS FUND, INC.

                                      By: _____________________________________

ACCEPTED:       , 2000

REICH & TANG ASSET MANAGEMENT L.P.

By: REICH & TANG ASSET MANAGEMENT, INC.,
  General Partner


By: _______________________________________________

                                                                     Appendix C

               CERTAIN OTHER MUTUAL FUNDS ADVISED BY THE MANAGER

  The Manager acts as investment adviser or sub-adviser to the following other mutual funds that have investment objectives similar to the Fund, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

                                                                    Manager's
                                                                   Relationship
                            Net Assets of                            to Fund
   Other Fund(s) with        Other Funds                           (Manager or
   Similar Objectives      at June 30, 2000      Fee Rate(1)       Sub-Adviser)
   ------------------      ---------------- ---------------------  ------------
California Daily Tax Free     385,720,218   .30% per annum of        Manager
Income Fund, Inc.                           average daily net
                                            assets

Connecticut Daily Tax         189,697,692   .30% per annum of        Manager
Free Income Fund, Inc.                      average daily net
                                            assets

Cortland Trust, Inc.        2,307,202,110   0.80% of the first       Manager
                                            $500 million of the
                                            Trust's average daily
                                            net assets, 0.775% of
                                            the average daily net
                                            assets of the Trust
                                            inexcess of $500
                                            million but less than
                                            $1 billion, 0.75% of
                                            the average daily net
                                            assets of the Trust
                                            in excess of $1
                                            billion but less than
                                            $1.5 billion, plus
                                            0.725% of the Trust's
                                            average daily net
                                            assets in excess of
                                            $1.5 billion.

Daily Tax Free Income         725,922,546   .325% average daily      Manager
Fund, Inc.                                  net assets not in
                                            excess of $750
                                            million, plus .30% of
                                            average daily net
                                            assets in excess of
                                            $750 million

-----------
(1) No fee waivers or reductions in place.

                                                                    Manager's
                                                                   Relationship
                            Net Assets of                            to Fund
   Other Fund(s) with        Other Funds                           (Manager or
   Similar Objectives      at June 30, 2000      Fee Rate(2)       Sub-Adviser)
   ------------------      ---------------- ---------------------  ------------
Florida Daily Municipal        79,950,196   .40% per annum of      Manager
Income Fund                                 average daily net
                                            assets

Georgia Daily Municipal        12,093,579   .40% per annum of      Manager
Income Fund, Inc.                           average daily net
                                            assets

Institutional Daily         1,356,847,939   .12% per annum of      Manager
Income Fund                                 average daily net
                                            assets

Michigan Daily Tax Free        14,788,365   .30% per annum of      Manager
Income Fund, Inc.                           average daily net
                                            assets

New Jersey Daily              147,469,750   .30% per annum of      Manager
Municipal Income Fund,                      average daily net
Inc.                                        assets

New York Daily Tax Free       428,583,548   .30% per annum of      Manager
Income Fund, Inc.                           average daily net
                                            assets

North Carolina Daily          250,604,096   .40% per annum of      Manager
Municipal Income                            average daily net
Fund, Inc.                                  assets

Pax World Money Market        125,687,035   .15% per annum of      Sub-Adviser
Fund, Inc.                                  average daily net
                                            assets

Pennsylvania Daily              7,722,720   .40% per annum of      Manager
Municipal Income Fund                       average daily net
                                            assets

Short Term Income Fund,     1,259,022,443   .30% of average daily  Manager
Inc.                                        net assets not in
                                            excess of $750
Money Market Portfolio                      million, plus .29% of
                                            average daily net
                                            assets in excess of
                                            $750 million but not
                                            in excess of $1
                                            billion, plus .28% of
                                            such assets in excess
                                            of $1 billion but not
                                            in excess of $1.5
                                            billion, plus .27% of
                                            such assets in excess
                                            of $1.5 billion

Short Term Income Fund,       615,730,987   .275% of average       Manager
Inc.                                        daily net assets not
                                            in excess of $250
U.S. Government Portfolio                   million, plus .25% of
                                            such assets in excess
                                            of $250 million

Virginia Daily Municipal        3,964,767   .40% per annum of      Manager
Income Fund, Inc.                           average daily net
                                            assets

-----------
(2) .02% Investment Management fee waived for Florida, .40% for Georgia, .30% for Michigan, .40% for Pennsylvania, .40% for Virginia

                                                                     Appendix D

Shares Outstanding and Entitled to Vote

  For each class of the Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of August 15, 2000 was as follows:

Name of Fund                                                    Number of Shares
------------                                                    ----------------
Tax Exempt Proceeds Fund, Inc. ................................

Ownership of Shares

  As of July 31, 2000, the Fund believes that the Directors and officers of the Fund, as a group, owned less than one percent of each class of shares of the Fund. As of July 31, 2000, the following persons owned of record or beneficially 5% more of the noted class of shares of the noted Fund:

                                                                   Percentage of
                                                         Shares     Outstanding
                                                      Beneficially   Shares of
Fund and Class                                           Owned      Class Owned
--------------                                        ------------ -------------
Tax Exempt Proceeds Fund, Inc. ......................
Fund A...............................................
Class 1..............................................
[name and address of beneficial owner.] ***..........     [  ]         [  ]

-----------
 * Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940.
**  Shares are believed to be held only as nominee.

                                                              SAMPLE PROXY CARD

                         PLEASE VOTE YOUR PROXY TODAY

       Prompt response will save the expense of additional solicitations

CHOOSE THE VOTING METHOD THAT IS MOST CONVENIENT FOR YOU.

1. VOTE BY MAIL: Sign and date your proxy card and return it in the enclosed postage paid envelope. NOTE: Your proxy is not valid unless it is signed.

2. VOTE BY TOUCH-TONE PHONE:Dial 1-800-690-6903, enter the CONTROL NUMBER printed on the upper portion of your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THE CALL IS TOLL-FREE. If you received more than one proxy card, you can vote each card during the call. Each card has a different control number.

3. VOTE VIA THE INTERNET: Log on to www.proxyvote.com, enter your CONTROL NUMBER and follow the instructions on the screen. If you received more than one proxy card, you may vote them all during the same session. Each card has a different control number.

                    IF YOU VOTE BY PHONE, FAX OR INTERNET,
                     PLEASE DO NOT RETURN YOUR PROXY CARD.

                              VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-800-690-6903
                        OR LOG ON TO www.proxyvote.com


 (down arrow) Please fold and detach card at perforation before mailing (down arrow)

                                 FORM OF PROXY

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED TO VOTE, "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                        TAX EXEMPT PROCEEDS FUND, INC.
                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                 OF DIRECTORS
            JOINT SPECIAL MEETING OF SHAREHOLDERS--October 10, 2000

  THE UNDERSIGNED SHAREHOLDER OF TAX EXEMPT PROCEEDS FUND, INC. (THE "FUND") HEREBY APPOINTS RICHARD DE SANCTIS AND BERNADETTE N. FINN, AND EACH OF THEM, AS ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE ALL OF THE SHARES OF COMMON STOCK OF THE FUND STANDING IN THE NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON AUGUST 15, 2000 AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT THE OFFICES OF THE CORPORATION AT 600 FIFTH AVENUE, NEW YORK, NY 10020 AT 9:40 ON OCTOBER 10, 2000, AND AT ALL ADJOURNMENTS THEREOF, WITH ALL OF THE POWERS THE UNDERSIGNED WOULD POSSESS IF THEN AND THERE PERSONALLY PRESENT AND ESPECIALLY (BUT WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER THEREBY GIVEN) TO VOTE AS INDICATED ON THE PROPOSALS. AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING, AND VOTE AND ACT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED.

  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]   KEEP THIS
PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)

                        TAX EXEMPT PROCEEDS FUND, INC.

                               VOTE ON PROPOSALS

  FOR   AGAINST   ABSTAIN

   [_]      [_]       [_]                1. TO APPROVE A NEW INVESTMENT
                                             MANAGEMENT CONTRACT

   [_]      [_]       [_]                2. TO RATIFY THE SELECTION OF
                                             DELOITTE & TOUCHE LLP AS
                                             INDEPENDENT ACCOUNTANTS OF THE
                                             FUND FOR ITS CURRENT FISCAL YEAR

   [_]      [_]       [_]                3. ELECT THE FOLLOWING NOMINEES FOR
                                             DIRECTORS

   [_]      [_]       [_]                   i. MARIAN R. CHERTOW

   [_]      [_]       [_]                   ii. JOHN C. RICHMOND

   [_]      [_]       [_]                   iii. GLENN S. KLOCKO

   [_]      [_]       [_]                   iv. [   ]


-------------------------------------
            NAME OF FUND

-------------------------------------
              SIGNATURE
                                       -------------------------------------
                                          SIGNATURE (JOINT OWNERS)   DATE

  PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE, WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.